DERIVED INFORMATION [11/21/05]

[$787,200,100]

Total Certificates Offered & Non-Offered

(Approximate)

Home Equity Pass-Through Certificates, Series 2006-1

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston. Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the certificate. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 12/01/05 cutoff date. Approximately 29.9% of the mortgage loans do not provide for any payments of principal in the first two, three, five or ten years following origination. The final numbers will be found in the prospectus supplement. Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and

0.5% of the Mortgage Loans, respectively. The Original Loan-to-Value (LTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Top Level Stats	All Loans	MH	2nds	1st lien Bal < 50k	FICO < 500	1st lien FRM Purchase	1st lien FRM Refi	ARM I/O Purchase	ARM I/O Refi	ARM Non I/O Puchase	ARM Non I/O Refi
Total Collateral	775,241,618	480,417	26,931,003	7,340,703	525,944	9,340,444	69,288,641	106,933,805	121,300,099	115,536,088	325,911,538
Percent of Deal	100.00%	0.06%	3.47%	0.95%	0.07%	1.20%	8.94%	13.79%	15.65%	14.90%	42.04%
Statistical Cut-Off Date	12/1/2005	12/1/2005	12/1/2005	12/1/2005	12/1/2005	12/1/2005	12/1/2005	12/1/2005	12/1/2005	12/1/2005	12/1/2005

Averages by Group
WALA	2	64	3	8	43	4	4	2	2	2	2
FICO	621	624	638	584	488	645	633	662	640	626	595
DTI	41.73%	42.75%	43.28%	33.80%	33.15%	41.67%	40.91%	42.10%	41.07%	42.53%	41.61%
LTV	80.10%	77.94%	99.26%	73.32%	70.30%	81.64%	74.21%	81.05%	80.36%	85.59%	77.37%
CLTV	84.20%	77.94%	99.26%	73.68%	70.30%	85.47%	74.55%	96.19%	83.32%	92.82%	78.32%
Coupon	7.31%	11.95%	10.77%	9.08%	9.89%	7.59%	7.18%	6.82%	6.74%	7.44%	7.37%
Balance	165,403	53,380	39,721	38,233	65,743	150,652	146,798	255,823	300,248	153,028	171,713

Pct by Group
Prefunded
Delinquent at closing
Full Doc %	73.41%	89.93%	87.55%	87.09%	78.35%	84.35%	89.44%	60.34%	66.36%	70.78%	76.35%
Owner Occupied %	95.00%	100.00%	100.00%	84.12%	100.00%	89.11%	97.64%	97.09%	98.91%	88.75%	94.26%
First Lien %	96.53%	100.00%	0.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
Loans w/ MI	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Loans w/ Simult 2nds	21.41%	0.00%	0.00%	1.78%	0.00%	18.96%	2.02%	77.08%	16.66%	38.02%	5.00%
First Time Borrowers	3.40%	0.00%	3.34%	0.00%	0.00%	7.78%	0.00%	16.07%	0.00%	6.39%	0.06%
Stated Docs w/ W2

Stats only for ARMs
Max Rate	13.26%	17.48%	0.00%	14.98%	15.36%	0.00%	0.00%	12.77%	12.99%	13.46%	13.46%
Margin	5.56%	6.90%	0.00%	6.05%	6.58%	0.00%	0.00%	5.71%	5.59%	5.62%	5.49%
Initial Cap	2.84%	3.00%	0.00%	2.85%	2.62%	0.00%	0.00%	2.95%	2.77%	2.91%	2.80%
Periodic Cap	1.14%	1.29%	0.00%	1.02%	1.04%	0.00%	0.00%	1.13%	1.30%	1.08%	1.11%
Avg Reset Freq (mo)	6	6	0	6	6	0	0	6	6	6	6

FICO
< 500	0.07%	0.00%	0.00%	1.87%	100.00%	0.00%	0.33%	0.00%	0.00%	0.00%	0.09%
500 - 549	9.28%	0.00%	0.00%	27.49%	0.00%	2.32%	3.59%	0.00%	0.18%	4.58%	19.56%
550 - 599	24.72%	37.59%	21.36%	36.45%	0.00%	14.84%	23.56%	5.55%	13.37%	23.11%	36.62%
600 - 649	38.09%	32.66%	42.35%	22.14%	0.00%	40.57%	37.48%	37.12%	51.42%	45.39%	30.56%
650 - 699	20.14%	11.04%	27.01%	9.87%	0.00%	25.57%	25.76%	37.42%	27.24%	19.84%	10.02%
700 - 749	5.56%	18.71%	7.61%	0.20%	0.00%	10.03%	6.24%	13.85%	5.92%	4.56%	2.62%
750 - 799	1.90%	0.00%	1.67%	1.36%	0.00%	6.66%	2.17%	5.09%	1.87%	2.37%	0.53%
800 +	0.23%	0.00%	0.00%	0.63%	0.00%	0.00%	0.87%	0.98%	0.00%	0.14%	0.00%
	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

DTI
<25	6.29%	5.66%	8.19%	25.66%	41.52%	10.02%	8.89%	3.84%	5.01%	4.69%	7.31%
25 - 29.99	6.01%	0.00%	7.03%	14.27%	0.00%	7.41%	7.14%	2.64%	5.07%	5.93%	7.14%
30 - 34.99	9.02%	0.00%	7.55%	14.66%	0.00%	13.23%	10.09%	9.24%	9.92%	7.07%	9.08%
35 - 39.99	14.39%	39.47%	13.79%	9.33%	7.60%	1.23%	14.45%	14.17%	17.11%	12.79%	14.42%
40 - 44.99	20.43%	9.19%	18.36%	16.35%	50.88%	16.36%	21.59%	26.74%	24.07%	21.10%	16.81%
45 - 49.99	27.97%	16.93%	26.12%	10.14%	0.00%	25.35%	15.07%	38.75%	35.13%	29.16%	24.31%
50 - 54.99	13.85%	28.75%	5.00%	8.31%	0.00%	24.64%	20.85%	4.16%	3.69%	17.72%	18.37%
55 - 59.99	1.54%	0.00%	3.26%	1.27%	0.00%	1.76%	0.96%	0.46%	0.00%	1.55%	2.44%
60 +	0.51%	0.00%	10.69%	0.00%	0.00%	0.00%	0.95%	0.00%	0.00%	0.00%	0.13%
	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

LTV
<=60	6.06%	0.00%	0.00%	17.47%	21.65%	3.93%	17.47%	0.13%	3.52%	0.35%	9.10%
60.01 - 65	3.90%	0.00%	0.00%	4.84%	0.00%	0.00%	8.17%	0.44%	2.56%	0.29%	6.35%
65.01 - 70	6.60%	17.24%	0.00%	17.08%	12.50%	4.20%	8.65%	1.65%	6.37%	1.97%	10.13%
70.01 - 75	8.60%	9.53%	0.00%	12.41%	29.79%	6.83%	11.86%	3.74%	11.19%	2.79%	11.35%
75.01 - 80	37.35%	54.53%	0.00%	22.37%	36.06%	48.55%	20.20%	79.48%	36.36%	48.59%	26.33%
80.01 - 85	10.04%	18.71%	0.00%	8.48%	0.00%	6.88%	11.07%	2.83%	11.46%	6.98%	13.66%
85.01 - 90	17.11%	0.00%	2.30%	6.77%	0.00%	20.42%	19.36%	7.78%	22.91%	16.78%	18.79%
90.01 - 95	4.40%	0.00%	8.25%	6.46%	0.00%	6.25%	3.00%	3.26%	5.63%	6.18%	3.61%
95.01 - 100	5.94%	0.00%	89.45%	4.13%	0.00%	2.95%	0.21%	0.68%	0.00%	16.07%	0.69%
> 100	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

CLTV
<=60	6.01%	0.00%	0.00%	16.86%	21.65%	3.45%	17.47%	0.13%	3.52%	0.35%	9.01%
60.01 - 65	3.84%	0.00%	0.00%	4.84%	0.00%	0.00%	8.17%	0.14%	2.56%	0.29%	6.29%
65.01 - 70	6.32%	17.24%	0.00%	17.08%	12.50%	4.20%	8.65%	1.35%	6.37%	1.92%	9.58%
70.01 - 75	7.80%	9.53%	0.00%	12.41%	29.79%	6.83%	11.86%	0.84%	10.73%	2.09%	10.84%
75.01 - 80	17.95%	54.53%	0.00%	22.37%	36.06%	31.09%	18.62%	6.85%	20.75%	14.34%	22.78%
80.01 - 85	9.80%	18.71%	0.00%	7.81%	0.00%	6.88%	11.07%	2.73%	10.88%	5.31%	13.93%
85.01 - 90	17.56%	0.00%	2.30%	6.92%	0.00%	19.40%	19.23%	9.32%	24.17%	16.49%	19.03%
90.01 - 95	6.05%	0.00%	8.25%	6.97%	0.00%	6.25%	3.00%	6.45%	9.37%	8.09%	4.43%
95.01 - 100	24.67%	0.00%	89.45%	4.74%	0.00%	21.91%	1.93%	72.19%	11.65%	51.11%	4.10%
> 100	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

Product
< 2 yr Fixed Term	0.31%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.60%	0.51%
2 yr fixed hybrid	77.20%	13.59%	0.00%	60.58%	43.34%	0.00%	0.00%	83.78%	85.71%	89.75%	92.44%
3 yr fixed hybrid	4.55%	10.07%	0.00%	2.41%	13.14%	0.00%	0.00%	6.32%	7.94%	3.84%	4.42%
5 yr or longer hybrid	4.33%	0.00%	0.00%	2.25%	0.00%	0.00%	0.00%	9.90%	6.34%	5.81%	2.63%
Fixed Rate	13.62%	76.35%	100.00%	34.76%	43.53%	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%
	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

I/O Term
No IO Term	70.12%	100.00%	100.00%	100.00%	100.00%	85.18%	97.08%	0.00%	0.00%	100.00%	100.00%
2 yr	0.89%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	1.87%	4.04%	0.00%	0.00%
3 yr	0.26%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.20%	1.47%	0.00%	0.00%
5 yr	26.81%	0.00%	0.00%	0.00%	0.00%	11.61%	2.92%	88.56%	90.74%	0.00%	0.00%
> 5 yr	1.92%	0.00%	0.00%	0.00%	0.00%	3.21%	0.00%	9.37%	3.75%	0.00%	0.00%
	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

Loan Balance
< 50,000	2.80%	35.96%	53.32%	100.00%	26.03%	5.94%	2.88%	0.00%	0.00%	1.21%	1.04%
50,000 - 74,999	4.32%	28.40%	23.11%	0.00%	23.09%	3.95%	4.65%	0.13%	0.22%	7.48%	4.49%
75,000 - 99,999	5.53%	35.64%	13.40%	0.00%	0.00%	11.34%	10.35%	1.58%	0.38%	9.02%	5.66%
100,000 - 199,999	29.44%	0.00%	10.18%	0.00%	50.88%	18.37%	35.97%	23.50%	14.17%	34.89%	35.66%
200,000 - 499,999	49.09%	0.00%	0.00%	0.00%	0.00%	54.76%	40.24%	57.04%	65.72%	42.61%	48.36%
500,000 - 999,999	8.83%	0.00%	0.00%	0.00%	0.00%	5.64%	5.91%	17.74%	19.51%	4.78%	4.80%
1,000,000 -	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

Amortization Term
< 15 years	0.00%	0.00%	0.03%	0.18%	0.00%	0.00%	0.02%	0.00%	0.00%	0.00%	0.00%
15 yr	0.60%	3.87%	0.74%	9.74%	6.70%	0.00%	6.41%	0.00%	0.00%	0.00%	0.00%
20 yr	0.09%	0.00%	0.00%	0.80%	0.00%	0.00%	1.00%	0.00%	0.00%	0.00%	0.00%
30 yr	94.34%	96.13%	99.23%	89.28%	93.30%	100.00%	92.56%	100.00%	100.00%	93.81%	90.38%
40 yr	4.97%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	6.19%	9.62%
	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

Maturity Term
< 15 years	0.00%	0.00%	0.03%	0.18%	0.00%	0.00%	0.02%	0.00%	0.00%	0.00%	0.00%
15 yr	2.34%	3.87%	4.23%	10.08%	6.70%	12.90%	22.75%	0.00%	0.00%	0.00%	0.00%
20 yr	0.09%	0.00%	0.00%	0.80%	0.00%	0.00%	1.00%	0.00%	0.00%	0.00%	0.00%
30 yr	97.57%	96.13%	95.74%	88.94%	93.30%	87.10%	76.23%	100.00%	100.00%	100.00%	100.00%
40 yr	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

Property Type
Single Family	84.00%	0.00%	78.53%	92.08%	100.00%	72.57%	87.30%	72.65%	83.13%	82.80%	88.55%
PUD	5.60%	0.00%	13.42%	0.00%	0.00%	3.72%	4.00%	12.20%	8.40%	4.60%	2.51%
Multi Family	5.53%	0.00%	0.78%	4.35%	0.00%	9.34%	4.20%	6.68%	4.93%	5.34%	6.00%
Condo, Townhouse	4.81%	0.00%	7.26%	1.22%	0.00%	11.89%	4.30%	8.47%	3.53%	7.26%	2.91%
MH	0.06%	100.00%	0.00%	2.35%	0.00%	2.47%	0.20%	0.00%	0.00%	0.00%	0.03%
	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

Loan Purpose
Purchase	32.85%	48.12%	84.87%	26.66%	0.00%	100.00%	0.00%	100.00%	0.00%	100.00%	0.00%
Cash Out Refi	62.94%	51.88%	10.38%	70.07%	90.04%	0.00%	91.42%	0.00%	96.49%	0.00%	93.51%
Non Cash Out Refi	4.21%	0.00%	4.76%	3.27%	9.96%	0.00%	8.58%	0.00%	3.51%	0.00%	6.49%
	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

Geographic Distribution
AK	0.11%	0.00%	0.92%	0.00%	0.00%	0.00%	0.26%	0.00%	0.00%	0.35%	0.00%
AL	0.55%	0.00%	1.20%	1.17%	0.00%	1.96%	0.63%	0.00%	0.00%	1.59%	0.46%
AR	0.17%	0.00%	0.00%	1.94%	0.00%	1.56%	0.57%	0.07%	0.00%	0.45%	0.05%
AZ	4.16%	16.93%	3.60%	0.00%	0.00%	0.87%	2.08%	5.84%	5.33%	2.86%	4.23%
CA - N	6.77%	0.00%	12.84%	0.00%	0.00%	2.03%	6.48%	14.43%	12.31%	1.67%	3.71%
CA - S	17.11%	0.00%	9.18%	0.00%	0.00%	10.27%	14.62%	24.02%	36.09%	6.15%	13.04%
CO	1.73%	0.00%	4.38%	0.00%	0.00%	0.00%	0.89%	3.31%	2.80%	1.33%	0.96%
CT	1.07%	0.00%	0.23%	0.00%	0.00%	0.00%	1.18%	0.00%	0.67%	0.86%	1.73%
DC	0.59%	0.00%	0.29%	0.00%	0.00%	0.00%	0.95%	0.00%	0.00%	0.30%	1.07%
DE	0.21%	0.00%	0.44%	0.00%	0.00%	0.00%	0.35%	0.00%	0.00%	0.27%	0.29%
FL	10.76%	7.18%	4.47%	3.03%	21.65%	14.38%	12.07%	10.19%	6.25%	15.36%	11.14%
GA	2.80%	3.87%	3.04%	1.15%	0.00%	0.96%	2.79%	2.61%	1.99%	5.07%	2.40%
HI	0.18%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.19%	0.37%
IA	0.50%	0.00%	2.55%	3.17%	13.14%	0.00%	0.56%	0.27%	0.00%	0.77%	0.51%
ID	0.45%	0.00%	0.57%	0.00%	0.00%	0.00%	0.53%	1.44%	0.15%	0.60%	0.17%
IL	4.63%	0.00%	3.31%	2.89%	9.96%	1.30%	3.69%	0.30%	2.75%	5.67%	6.80%
IN	1.00%	5.66%	1.39%	9.58%	0.00%	2.33%	1.95%	0.08%	0.22%	1.77%	1.04%
KS	0.44%	0.00%	1.73%	2.18%	0.00%	0.00%	0.20%	0.30%	0.05%	0.85%	0.44%
KY	0.39%	0.00%	0.36%	2.48%	0.00%	0.74%	0.66%	0.82%	0.20%	0.47%	0.22%
LA	0.28%	0.00%	1.24%	1.17%	6.83%	0.00%	0.28%	0.00%	0.10%	0.61%	0.25%
MA	1.00%	0.00%	1.71%	0.68%	0.00%	0.00%	0.00%	1.70%	0.00%	1.92%	0.99%
MD	5.35%	0.00%	5.15%	1.06%	0.00%	0.43%	7.30%	0.80%	6.59%	2.67%	7.09%
ME	0.07%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.17%	0.00%	0.00%	0.11%
MI	2.34%	0.00%	0.86%	5.02%	4.90%	0.58%	1.77%	1.25%	1.76%	3.71%	2.73%
MN	1.54%	0.00%	1.33%	0.00%	0.00%	0.00%	0.99%	0.99%	1.45%	2.19%	1.70%
MO	1.69%	0.00%	3.91%	5.34%	0.00%	0.41%	1.73%	0.27%	0.42%	1.58%	2.52%
MS	0.30%	0.00%	0.35%	0.54%	0.00%	0.56%	0.93%	0.14%	0.00%	0.66%	0.20%
MT	0.13%	0.00%	0.62%	0.00%	0.00%	0.00%	0.00%	0.00%	0.19%	0.32%	0.07%
NC	1.28%	56.30%	1.29%	2.26%	7.60%	1.23%	1.09%	1.97%	0.44%	2.98%	0.80%
ND	0.02%	0.00%	0.05%	0.00%	0.00%	0.90%	0.00%	0.00%	0.00%	0.06%	0.00%
NE	0.12%	0.00%	1.10%	0.00%	0.00%	0.00%	0.11%	0.09%	0.00%	0.14%	0.10%
NH	0.30%	0.00%	0.64%	0.00%	0.00%	0.00%	0.91%	0.00%	0.00%	0.00%	0.47%
NJ	4.43%	0.00%	1.08%	0.00%	0.00%	13.02%	5.40%	1.96%	2.32%	2.84%	6.42%
NM	0.31%	0.00%	1.59%	0.00%	0.00%	1.51%	0.08%	0.52%	0.16%	0.24%	0.22%
NV	2.14%	0.00%	1.36%	0.00%	0.00%	0.00%	1.33%	4.03%	2.48%	2.88%	1.44%
NY	4.31%	0.00%	1.52%	3.78%	0.00%	20.13%	3.74%	3.88%	4.04%	3.22%	4.84%
OH	2.08%	0.00%	1.58%	8.95%	0.00%	0.00%	4.15%	1.30%	0.91%	3.22%	2.03%
OK	0.38%	0.00%	1.46%	1.08%	0.00%	0.00%	0.67%	0.00%	0.00%	1.48%	0.11%
OR	1.03%	0.00%	2.57%	0.00%	0.00%	0.00%	0.00%	3.20%	1.65%	0.81%	0.29%
PA	1.67%	0.00%	1.86%	14.75%	6.70%	6.59%	1.65%	0.11%	0.67%	1.79%	2.35%
RI	0.52%	0.00%	0.29%	0.00%	0.00%	0.00%	0.42%	0.00%	0.39%	0.53%	0.79%
SC	0.73%	0.00%	1.80%	1.86%	0.00%	0.86%	1.52%	0.37%	0.16%	1.01%	0.70%
SD	0.06%	0.00%	0.74%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.21%	0.00%
TN	1.22%	0.00%	0.21%	7.47%	0.00%	2.19%	1.73%	0.90%	0.48%	2.33%	1.16%
TX	3.13%	0.00%	3.44%	12.16%	29.23%	9.15%	2.51%	2.52%	0.15%	5.75%	3.46%
UT	0.58%	0.00%	1.06%	0.00%	0.00%	0.00%	0.00%	1.63%	0.41%	0.69%	0.35%
VA	4.37%	0.00%	4.03%	0.71%	0.00%	0.00%	7.70%	3.05%	3.65%	3.97%	4.65%
VT	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
WA	1.97%	0.00%	4.66%	0.60%	0.00%	0.00%	0.75%	5.36%	2.14%	1.74%	0.97%
WI	2.80%	0.00%	0.55%	2.87%	0.00%	2.90%	2.61%	0.11%	0.64%	3.87%	4.32%
WV	0.19%	10.07%	0.99%	2.11%	0.00%	3.13%	0.20%	0.00%	0.00%	0.02%	0.22%
WY	0.02%	0.00%	0.46%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Unknown or Other	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%